UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01402

Continental Assurance Company Separate Account (B)

(Exact name of registrant as specified in charter)

333 South Wabash Avenue, Chicago, IL	60604
(Address of principal executive offices)	(zip code)

Lynne Gugenheim

333 South Wabash Avenue, 23S

Chicago, IL 60604

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 822-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

ITEM 1:	REPORTS TO STOCKHOLDERS

Participants’ Inquiries To:

Continental Assurance Company

Separate Account (B)

Attn: Individual Pension Accounts-42nd Floor

333 S. Wabash Ave.

Chicago, Illinois 60604

800-351-3001

For All the Commitments You Make®

L 554-921 (12/06)	(02/07)

Continental Assurance Company

Separate Account (B)

Report to Participants

December 31, 2006

Web Site: www.cna.com/sab/

Internet e-mail:sab@cna.com

Dear Participant:

We are pleased to report that for 2006 Separate Account (B) provided its shareholders with an attractive total return of 16.16%. For more specific information about the performance of Separate Account (B), please see the Portfolio Manager’s Perspective section.

The U.S. economy is expected to continue to grow in 2007 but at a slower rate than was seen during 2006. This slowdown in economic growth should ease inflationary pressures. Current economic forecasts anticipate that Gross Domestic Product is expected to decline from 2006’s average of 3.4% to the 2.5% to 3.0% range for 2007. Also, inflation is expected to remain at or below 2.0% during 2007 while unemployment is anticipated to remain in the 4.7% to 4.9% range during the same time period. In addition, the inverted yield curve (i.e. a yield curve where short-term rates are higher than long-term rates) which emerged in 2006 is considered an indicator of market expectations that economic growth will slow, inflation is under control, and interest rates will fall. Consensus forecasts at year-end 2006 indicated that the market expects the Federal Reserve Board to decrease rates in mid to late 2007, lowering the Fed Funds Target Rate from its December 2006 level of 5.25% to 5.00% by mid year and 4.75% by year-end.

Potential economic developments with negative ramifications for the economy include reduction in consumer spending and a continued decline in the housing market. Consumer spending, buoyed by job and wage growth, supported the economic growth realized in 2006 and offset both an increase in household debt as a percentage of household net worth (which rose to a record high of 23.3% in 2006) and a contracting housing market. Consensus forecasts indicate that the market expects consumer spending to decline in 2007. Continued economic growth in 2007 will likely be in large part contingent on continued job and wage growth. Other potential risks to future economic growth include energy price spikes and geopolitical crises.

With the expectation of slowing but sustainable economic growth, declining inflation and stable unemployment rates, many equity managers will hold attractively priced stocks that have growth potential as well as a likelihood for increases in the dividend rate. Your Portfolio Manager currently has positions that meet these criteria, and will continue to consider additional positions as circumstances warrant. In addition, your Portfolio Manager will continue to monitor market conditions closely and make portfolio adjustments that we believe will enhance relative returns within the growth stock universe.

Thank you for your continued support and participation.

Cordially,

Dennis R. Hemme

Chairman of the Committee

The statements contained in this management letter, which are not historical facts, are forward-looking statements. When included in this management letter, the words “believe,” “expects,” “intends,” “anticipates,” “estimates,” and analogous expressions are intended to identify forward-looking statements. Such statements inherently are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected. These forward-looking statements speak only as of the date of this management letter.

Portfolio Manager’s Perspective

In the section below, Portfolio Manager Marilou R. McGirr discusses the performance of Separate Account (B) as well as the market environment and key investment strategies used during 2006. Ms. McGirr became the Portfolio Manager for the Fund in 2002 after having been the Fund’s Chairman for four years. In addition, she was the Fund’s trader for eleven years and has more than twenty years of investment experience.

Separate Account (B)’s accumulated unit value increased by 16.16% during 2006. During the same time period, and including reinvested dividends, the S&P 500 Index® (the S&P 500) was up 15.79% and the S&P 500/Citigroup Growth Index® increased 11.03%. The S&P 500 is a broad index which contains both value and growth stocks of large-cap U.S. companies (generally defined as companies that have a market capitalization of $10 billion or more). The S&P 500/Citigroup Growth Index® measures the return of the growth stocks contained within the S&P 500 and is Separate Account (B)’s benchmark for performance. Your Separate Account (B) portfolio is structured for growth, with a core holding of high quality, large-cap companies. Separate Account (B)’s December 2006 year-to-date performance exceeded its benchmark by 5.13%. Contributing to the portfolio’s excess performance versus the benchmark was an overweighting in the Telecom Services and Utilities sectors, both of which outperformed the other market sectors in the benchmark, and an underweighting in the Consumer Staples and Health Care sectors, both of which underperformed.

Sector Distribution

Separate Account (B) and

S&P 500/Citigroup Growth Index®

December 31, 2006

Sector	Separate Account (B)	S&P 500 / Citigroup Growth Index®
Materials	2.96%	1.68%
Consumer Staples	10.82%	14.01%
Health Care	7.28%	17.87%
Consumer Discretionary	13.11%	11.74%
Telecom Services	3.84%	0.83%
Industrials	14.23%	9.61%
Information Technology	19.29%	19.34%
Energy	11.59%	14.27%
Financials	13.02%	10.29%
Utilities	3.86%	0.36%

Equity market performance was strong during 2006 as the major U.S domestic equity indices posted double digit returns for the year. Positive economic developments during the year included strong Gross Domestic Product (GDP) growth, decreasing levels of inflation, a lower unemployment rate, and wage growth. Offsetting these positive developments was the emergence of an inverted yield curve and a contraction in the housing market.

GDP averaged 3.4% for the year in 2006, up from 3.1% during 2005. Inflation, as measured by the Consumer Price Index, rose during the second quarter of 2006, and was at or above 4.0% through August before falling during the fourth quarter and closing the year at 2.5%. The unemployment rate was 4.7% at the beginning of 2006 but had declined to 4.5% by year-end. Wage growth was very strong in 2006 as hourly earnings rose by 4.2%, up from a 3.2% increase in 2005, outpacing inflation, and helping to support the economy through increased consumer spending. The Federal Reserve Board (the Fed) increased the Fed Funds Target Rate by 1% during the first half of 2006, moving from a year-end 2005 level of 4.25% to 5.25% at the end of June, but did not change the rate again during the second half of the year as inflation appeared to be under control. The U.S. Treasury yield curve rose during 2006, due in part to the Fed’s rate increases. However, yields on shorter maturities rose more than yields on intermediate and long maturities and, as a result, the U.S. Treasury yield curve was inverted (i.e. short-term rates were higher than long-term rates) at year-end 2006. Inverted yield curves are considered by many to be a leading indicator that the economy is poised to slow and that inflation is in check. While housing starts fell by over 20% during 2006, this contraction was more than offset by strong consumer spending.

The Fund’s key investment strategy during 2006, given the Portfolio Manager’s expectations at that time of higher interest rates and decreasing levels of inflation was to hold stocks that had shown growth in both market capitalization and dividend rate.

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by Separate Account (B). Also, note that both investment returns and principal value can fluctuate widely, so a participant’s units, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Committee Members

for Separate Account (B)

Dennis R. Hemme, Chairman	Richard T. Fox	Peter J. Wrenn
Vice President and Treasurer	Financial Consultant	Chairman and Treasurer
Continental Assurance Company		Hudson Technology, Inc.

Marilou R. McGirr, Portfolio Manager	Petrine J. Nielsen Retired
Vice President and Assistant Treasurer
Continental Assurance Company
Secretary	Auditors	Custodian
Lynne Gugenheim	Deloitte & Touche LLP	JPMorgan Trust Company, N.A.
Senior Vice President and	Chicago, Illinois	Chicago, Illinois
Deputy General Counsel
Continental Assurance Company

This report has been prepared for the information of participants in Continental Assurance Company Separate Account (B) and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus that includes information regarding Separate Account (B)’s objectives, policies, management, records, sales commissions and other information.

Record of

Accumulation Unit

Values

	Valuation Date	Unit Market Value
2006	December 31,	$26.81
2005	December 31,	23.08
2004	December 31,	21.15
2003	December 31,	19.55
2002	December 31,	16.00
2001	December 31,	20.48
2000	December 31,	26.37
1999	December 31,	28.78
1998	December 31,	21.55
1997	December 31,	17.69

Illustration of an Assumed Investment in One Accumulation Unit

Separate Account (B) does not make distributions of investment income and realized capital gains; therefore, the unit values include investment income and capital gains. This chart displays the unit value at December 31, for each of the past ten years. These values should not be considered representations of values which may be achieved in the future.

Continental Assurance Company Separate Account (B)

Schedule of Investments

December 31, 2006 (All investments are in securities of unaffiliated issuers)	Number of Shares	Cost	Market Value
COMMON STOCKS:

CONSUMER DISCRETIONARY–13.1%
Beverages–2.7%
Starbucks Corporation(*)	30,000	$1,099,800	$1,062,600

Hotels, Restaurants & Leisure–4.4%
Marriott International, Inc. - Cl A	37,000	1,201,344	1,765,640

Multiline Retail–2.8%
Target Corporation	20,000	895,528	1,141,000

Textiles & Apparel–3.2%
Coach, Inc.(*)	30,000	867,651	1,288,800

CONSUMER STAPLES–10.8%
Beverages–3.4%
Pepsico, Inc.	22,000	854,597	1,376,100

Food & Staples Retailing–1.9%
CVS Corporation	25,000	728,703	772,750

Household Products–2.3%
The Procter & Gamble Company	14,000	783,720	899,780

Tobacco–3.2%
Altria Group, Inc.	15,000	979,360	1,287,300

ENERGY–11.6%
Energy Equipment & Services–5.5%
Halliburton Company	30,000	1,098,262	931,500
Schlumberger Limited	20,000	598,000	1,263,200

		1,696,262	2,194,700

Oil & Gas–6.1%
Exxon Mobil Corporation	20,000	1,200,458	1,532,600
Weatherford International Ltd.(*)	22,000	974,530	919,380

		2,174,988	2,451,980

The accompanying Notes are an integral part of these Financial Statements

Continental Assurance Company Separate Account (B)

Schedule of Investments — (continued)

December 31, 2006 (All investments are in securities of unaffiliated issuers)	Number of Shares	Cost	Market Value
FINANCIALS–13.0%
Diversified Financials–13.0%
American Express Company	15,000	$635,114	$910,050
JPMorgan Chase & Co.	19,000	787,890	917,700
Lehman Brothers Holdings Inc.	25,000	1,094,725	1,953,000
Morgan Stanley	8,000	663,829	651,440
The Bank of New York Company, Inc.	20,000	718,894	787,400

		3,900,452	5,219,590

HEALTHCARE–7.3%
Health Care Equipment & Supplies–1.8%
St. Jude Medical, Inc.(*)	20,000	883,733	731,200

Health Care Providers–3.5%
UnitedHealth Group Incorporated	26,000	1,271,364	1,396,980

Pharmaceuticals–2.0%
Johnson & Johnson	12,000	798,720	792,240

INDUSTRIALS–14.2%
Aerospace & Defense–4.9%
The Boeing Company(**)	10,800	549,191	959,472
United Technologies Corporation	16,000	1,021,251	1,000,320

		1,570,442	1,959,792

Construction & Engineering–1.4%
Fluor Corporation	7,000	577,707	571,550

Electronic Equipment–2.0%
L–3 Communications Holdings, Inc.	10,000	739,667	817,800

Industrial Conglomerates–2.8%
General Electric Company	30,000	511,913	1,116,300

Road & Rail–3.1%
CSX Corporation	36,000	1,131,680	1,239,480

The accompanying Notes are an integral part of these Financial Statements

Continental Assurance Company Separate Account (B)

Schedule of Investments — (continued)

December 31, 2006 (All investments are in securities of unaffiliated issuers)	Number of Shares	Cost	Market Value
INFORMATION TECHNOLOGY–19.2%
Commercial Services–4.9%
Mastercard Incorporated	20,200	$904,900	$1,989,498

Computer & Peripherals–3.1%
Hewlett-Packard Company	30,000	974,229	1,235,700

Internet Software & Services–5.7%
Google Inc.(*)	5,000	1,096,901	2,302,400

Semiconductor Equipment–2.5%
Intel Corporation	50,000	1,396,719	1,012,500

Software–3.0%
Microsoft Corporation	40,000	1,089,196	1,194,400

MATERIALS–2.9%
Chemicals–2.9%
Praxair, Inc.	20,000	891,772	1,186,600

TELECOMMUNICATION SERVICES–3.8%
Communications Equipment–3.8%
Corning Incorporated(*)	35,000	755,027	654,850
Motorola, Inc.	43,000	840,960	884,080

		1,595,987	1,538,930

UTILITIES–3.8%
Electric Utilities–3.8%
Exelon Corporation	25,000	898,635	1,547,250

Total Common Stocks–99.7%		$31,515,968	$40,092,860

SHORT-TERM NOTES
US Treasury Bill 4.3126% Due 1/04/07 (at amortized cost)	132,000	131,953	131,953

Total short-term–.3%		$131,953	$131,953

TOTAL INVESTMENTS		$31,647,921	$40,224,813

(*)	Denotes non–income producing holdings.
(**)	Security is pledged as collateral for open options contracts.

The accompanying Notes are an integral part of these Financial Statements

Continental Assurance Company Separate Account (B)

Schedule of Call Options Written

December 31, 2006 (All investments are in securities of unaffiliated issuers)	Expiration Date	Exercise Price	Number of Contracts	Market Value
Options
The Boeing Company	02-17-07	$90.00	108	$(27,000)

Total Options			108	$(27,000)

Continental Assurance Company Separate Account (B)

Ten Largest Common Stock Holdings

December 31, 2006	Market Value	% of Net Assets
Google Inc.	$2,302,400	5.72%
Mastercard Incorporated	1,989,498	4.95%
Lehman Brothers Holdings Inc.	1,953,000	4.86%
Marriott International, Inc. - Cl A	1,765,640	4.39%
Exelon Corporation	1,547,250	3.85%
Exxon Mobil Corporation	1,532,600	3.81%
UnitedHealth Group Incorporated	1,396,980	3.47%
Pepsico, Inc.	1,376,100	3.42%
Coach, Inc.	1,288,800	3.20%
Altria Group, Inc.	1,287,300	3.20%

Ten Largest Common Stock Holdings	$16,439,568	40.87%

The accompanying Notes are an integral part of these Financial Statements

Continental Assurance Company Separate Account (B)

Statement of Assets and Liabilities

December 31,	2006
Assets:
Investments in securities of unaffiliated issuers:
Common stocks, at market	$40,092,860
Short-term notes, at amortized cost	131,953

Total investments (cost: $31,647,921)	40,224,813
Cash	191
Dividends receivable	38,662

Total assets	40,263,666

Liabilities:
Fees payable to Continental Assurance Company	4,586
Call options written, at fair value (premium received $36,395)	27,000
Payable to Continental Assurance Company for fund withdrawals	8,545

Total liabilities	40,131
Participants’ equity — Net assets
From operations:
Accumulated net investment income	53,606,305
Accumulated net realized gain on investment transactions	173,680,270
Accumulated net unrealized gain	8,586,287
Capital paid in	(195,649,327)

Total participants’ equity — net assets (1,500,346 units outstanding at $26.81 per unit; unlimited units authorized)	$40,223,535

The accompanying Notes are an integral part of these Financial Statements

Continental Assurance Company Separate Account (B)

Statement of Operations

Year Ended December 31,	2006
Investment Income:
Dividends	$470,953
Interest and other	11,575

Total investment income	482,528

Fees to Continental Assurance Company:
Investment advisory fees	195,084
Service fees	128,756

Total fees	323,840

Net investment income	158,688

Investments:
Net realized gains
Stocks and bonds	4,301,727
Call options written	197,039
Net change in unrealized gains
Stocks and bonds	1,136,676
Call options written	96,412

Net gain on investments	5,731,854

Net increase in participants’ equity resulting from operations	$5,890,542

Continental Assurance Company Separate Account (B)

Statements Of Changes In Participants’ Equity

Periods Ended	December 31, 2006	December 31, 2005
From operations:
Net investment income	$158,688	$198,854
Net realized gain on investments	4,498,766	2,719,543
Change in net unrealized gain on investments	1,233,088	1,255,075

Net increase in participants’ equity resulting from operations	5,890,542	4,173,472
From unit transactions:
Sales (53 units in 2006, and 368 units in 2005)	1,252	7,931
Withdrawals(1) (330,390 units in 2006, and 667,581 units in 2005)	(7,916,264)	(14,770,938)

Net decrease in participants’ equity resulting from unit transactions	(7,915,012)	(14,763,007)

Total decrease in participants’ equity	(2,024,470)	(10,589,535)
Participants’ equity, beginning of the year	42,248,005	52,837,540

Participants’ equity	$40,223,535	$42,248,005

(1)	Includes sales and administrative fees of $3,670 and $4,364 for 2006 and 2005, respectively (see note 3).

The accompanying Notes are an integral part of these Financial Statements

Continental Assurance Company Separate Account (B)

Financial Highlights

	Years Ended December 31,
(Per accumulation unit outstanding during the period)	2006	2005	2004	2003	2002

Value at the beginning of the period	$23.08	$21.15	$19.55	$16.00	$20.48

Net investment income(1)	0.30	0.27	0.32	0.25	0.16
Fees	0.20	0.18	0.16	0.14	0.15

Net investment income (loss)	0.10	0.09	0.16	0.11	0.01

Net gain (loss) on investments	3.63	1.84	1.44	3.44	(4.49)

Net increase (decrease) in participants’ equity resulting from operations	3.73	1.93	1.60	3.55	(4.48)

Value at end of period	$26.81	$23.08	$21.15	$19.55	$16.00

Net assets ($000’s)	$40,224	$42,248	$52,838	$110,782	$101,235
Total return	16.2%	9.1%	8.2%	22.2%	(21.9)%
Ratio of net investment income (loss) to average participants’ equity	0.40%	0.41%	0.76%	0.61%	0.06%
Ratio of fees to average participants’ equity	0.83%	0.83%	0.83%	0.83%	0.83%
Portfolio turnover rate	43%	48%	52%	57%	64%
Number of accumulation units outstanding at end of period	1,500,346	1,830,683	2,497,896	5,666,562	6,326,437

(1)	Net investment income per share is based on average units outstanding.

The accompanying Notes are an integral part of these Financial Statements

Notes to Financial Statements

Note 1. Significant Accounting Policies

Organization

Continental Assurance Company Separate Account (B) is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. Separate Account (B) is a separate account of Continental Assurance Company (CAC), an Illinois life insurance company which is a wholly-owned subsidiary of Continental Casualty Company (Casualty). Casualty is wholly-owned by The Continental Corporation (TCC). TCC is wholly owned by CNA Financial Corporation (CNAF). Loews Corporation owns approximately 89% of the outstanding common stock of CNAF.

The operations of CAC include the sale of certain variable annuity contracts, the proceeds of which are invested in Separate Account (B). CAC also provides investment advisory and administrative services to Separate Account (B) for a fee.

The assets and liabilities of Separate Account (B) are segregated from those of CAC.

Investments

Investments in securities traded on national securities exchanges are valued at the last reported sales price. Securities not traded on a national exchange are valued at the bid price of over-the-counter market quotations. Short-term notes are valued at cost plus accrued discount or interest (amortized cost) which approximates market.

Net realized gains and losses on sales of securities are determined as the difference between proceeds and cost, using the specific identification method. There are no differences in cost for financial statement and Federal income tax purposes.

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

Options Writing

When Separate Account (B) writes an option, an amount equal to the premium received by Separate Account (B) is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by Separate Account (B) on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether Separate Account (B) has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by Separate Account (B). Separate Account (B) as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Federal Income Taxes

Separate Account (B) is not qualified as a “regulated investment company” under subchapter M of the Internal Revenue Code, as it is not taxed separately from CAC. While Separate Account (B) is part of the total operations of CAC, under existing federal income tax law, no taxes are payable on the investment income and realized capital gains which are reinvested in Separate Account (B) and which are taken into account in determining the value of the Accumulation Unit and the value of the Annuity Unit and which are not distributed to participants except as part of annuity payments.

Both investment income and realized capital gains are accumulated and reinvested.

The investment results credited to a participant’s account are not taxable to the participant until benefits are received by him. At that time, there is no distinction made between investment income and realized and unrealized gains in determining either the amount of the participant’s benefits, or the taxes paid by the participant on these benefits. All payments generally are taxable to the recipient as ordinary income as received. A participant may wish to consult a tax adviser for more complete information.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Recently Issued Accounting Pronouncements

In September 2006, Financial Accounting Standards Board (“FASB”) issued Statement of Accounting Standards No. 157, Fair Value Measurements (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The new standard will focus on the inputs used to measure fair value and the effect, if any, on the changes in net assets for the period. SFAS 157 is effective for Separate Account (B) for the year ending December 31, 2008. Management is currently evaluating the impact, if any, on Separate Account (B)’s financial statements of adopting SFAS 157.

Note 2. Investments

Net Realized Gain on Investments Year Ended December 31,	2006
Aggregate proceeds (Common stock $24,704,167, Short-term notes $28,509,832, Options $1,007,183)	$54,221,182
Aggregate cost (Common stock $20,402,526, Short-term notes $28,509,746 Options $810,144)	49,722,416

Net realized gain	$4,498,766

Decrease in Net Unrealized Gain on Investments Year Ended December 31,	2006
Unrealized gain on investments
Balance, December 31, 2006	$8,586,287
Less Balance, January 1, 2006	7,353,199

Change in net unrealized gains	$1,233,088

Aggregate Cost of Securities Purchased
Common stocks	$16,966,822
Short-term notes	28,562,371

Total purchases	$45,529,193

Note 3. Management Fees

Separate Account (B) pays fees to CAC for investment advisory and management services, under an advisory agreement, “The Investment Advisory Agreement”. The fees are set by contract at one-half of one percent per annum of the average daily net assets of Separate Account (B).

The Investment Advisory Agreement additionally provides for the reimbursement to CAC for certain legal, accounting and other expenses. Such reimbursement of service fees is computed at the rate of 0.33 of one percent per annum of the average daily net assets of Separate Account (B).

Participants pay fees directly to CAC for sales and administrative services, which are deducted from participants’ accounts on an annual basis (included in unit transaction withdrawals in the Statement of Changes in Participants’ Equity). Sales fees represent costs paid by participants upon purchase of additional accumulation units; administrative fees are deducted annually from applicable participants’ accounts.

Fees and Expenses Paid to CAC Year Ended December 31,	2006
Investment advisory fees	$195,084
Service fees	128,756

Total fees charged to participants’ equity	323,840
Sales and administrative fees paid by participants	3,670

Total	$327,510

Note 4. Derivative Financial Instruments

Separate Account (B) enters into certain derivative financial instruments, namely call options.

Derivatives are carried at fair value, which generally reflects the estimated amounts that Separate Account (B) would receive or pay upon termination of the contracts at the reporting date. Dealer quotes are available for all of Separate Account (B)’s derivatives.

The fair values associated with these instruments are generally affected by changes in the underlying stock price. The credit risk associated with these instruments is minimal as all transactions are cleared through Options Clearing Corporation.

CALL OPTIONS

Transactions in options written during the twelve months ended December 31, 2006 were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2005	620	$176,283
Options written	6,961	950,153
Options bought back	(1,592)	(350,131)
Options expired	(5,031)	(657,053)
Options exercised	(850)	(82,857)

Options outstanding at December 31, 2006	108	$36,395

These options were collateralized by stock with a market value of $959,472 at December 31, 2006.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Committee Members and the Participants of

Continental Assurance Company Separate Account (B)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Continental Assurance Company Separate Account (B) (“Separate Account”) (a separate account of Continental Assurance Company, which is an affiliate of CNA Financial Corporation, an affiliate of Loews Corporation), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in participants’ equity for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of the Separate Account’s internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2006, and the results of its operations, the changes in its participants’ equity and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Chicago, Illinois

February 21, 2007

Committee Members and Executive Officers

The management of Separate Account (B), including general supervision of the duties performed for it by Continental Assurance Company, is the responsibility of the Committee Members of Separate Account (B). The number of Committee Members of Separate Account (B) is currently set at five. None of the Committee Members who are not “interested” persons of Separate Account (B) has been a director or employee of, or consultant to, the adviser or its affiliates in the last twenty years. The names and business addresses of the Committee Members and executive officers of Separate Account (B), their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Committee Members for Separate Account (B)

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Last 5 years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Disinterested Committee Members
Richard T. Fox 333 South Wabash Chicago, Illinois 60604 Age — 69	Committee Member	One Year Twenty Years	Financial Consultant	One	None
Petrine J. Nielsen. 333 South Wabash Chicago, Illinois 60604 Age — 66	Committee Member	One Year Three Years	Retired since June 2003; Senior Vice President of Computershare, Inc. from April 2000 until June 2003.	One	None
Peter J. Wrenn 333 South Wabash Chicago, Illinois 60604 Age — 71	Committee Member	One Year Nineteen Years	Chairman and Treasurer of Hudson Technology, Inc. since January 2004.; prior thereto President of Hudson Technology, Inc.	One	None
Interested Committee Members and Executive Officers*
Dennis R. Hemme 333 South Wabash Chicago, Illinois 60604 Age — 52	Committee Member and Chairman	One Year Four Years	Vice President and Treasurer of CAC and Casualty since September 2003; prior thereto Vice President of CAC and Casualty.	One	None
Marilou R. McGirr 333 South Wabash Chicago, Illinois 60604 Age — 53	Committee Member and Portfolio Manager	One Year Nine Years	Vice President and Assistant Treasurer of CAC and Casualty since September 2003; Portfolio Manager of Separate Account (B) since September 2002; prior thereto Vice President of CAC and Casualty.	One	None
Lynne Gugenheim 333 South Wabash Chicago, Illinois 60604 Age — 47	Secretary	One Year Eleven Years	Senior Vice President and Deputy General Counsel of CAC and Casualty since March 2000.	One	None
*	An interested person within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended by virtue of his/her employment with CAC.

EXAMPLE

As a participant of Separate Account (B), you incur two types of costs: (1) transactions costs, including sales charges (loads) on purchase payments, redemption fees (on HR-10 Plan Contracts) and exchange fees; and (2) ongoing costs, including investment management fees and service fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Separate Account (B) and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period (from 7-1-06 to 12-31-06).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition, on 403(b) Graded Deduction Contracts, a contract fee of $30 per year per participant is also charged. On HR-10 Plan Contracts, an individual accounting maintenance fee of $20 per participant is charged for the first year and $10 per year per participant is charged thereafter.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, on 403(b) Graded Deduction Contracts, a contract fee of $30 per year per participant is also charged. On HR-10 Plan Contracts, an individual accounting maintenance fee of $20 per participant is charged for the first year and $10 per year per participant is charged thereafter. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Return	Beginning Account Value 7-1-06	Ending Account Value 12-31-06	Expenses Paid During Period* 7-1-06 to 12-31-06
Actual	$1,000	$1,127.33	$4.46
Hypothetical (5% return before expenses)	$1,000	$1,020.97	$4.24
*	Expenses are equal to the Fund’s annualized expense ratio of .83% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING

Separate Account (B)’s quarterly portfolio of investments and information regarding how Separate Account (B) voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006, are available without charge, upon request, by calling Continental Assurance Company toll-free at (800) 351-3001.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request information about Separate Account (B) by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer, and principal accounting officer or controller. The Registrant undertakes to provide a copy of this Code of Ethics without charge to anyone who makes a written request of the Registrant at the following address:

Continental Assurance Company Separate Account (B)

333 S. Wabash

Chicago, IL 60604

Attn: Pension Client Services, 42S

Internet e-mail: sab@cna.com

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Committee of Continental Assurance Company Separate Account (B) determined that Richard T. Fox qualifies as its audit committee financial expert and that Mr. Fox is independent as described by the rules for this item. Mr. Fox has more than 20 years experience in evaluating the financial statements of United States public and private issuers as well as experience overseeing others in making such evaluations. This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Committee; nor will it reduce the responsibility of the other Audit Committee members. The Committee believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The percentage of hours expended on the independent registered public accounting firm’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the independent registered public accounting firm’s full-time, permanent employees was less than fifty percent.

	2006	2005
Audit Fees Allocated to Registrant	$38,500	$34,000
Audit-Related Fees Allocated to Registrant	$0	$0
Tax Fees Allocated to Registrant	$0	$0
All Other Fees Allocated to Registrant	$0	$0
Aggregate Non-Audit Fees Allocated to Registrant	$0	$0

The Audit Committee is required to approve the engagement of the auditors and all non-audit services provided to the Registrant. The Audit Committee has established a pre-approval policy with regard to auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for Separate Account (B) by its independent registered public accountants, subject to certain de minimis exceptions for non-audit services which are approved by the Audit Committee prior to the completion of the audit. Under this policy, the Audit Committee annually pre-approves certain limited, specified recurring services which may be provided by Deloitte & Touche LLP. All other engagements for services to be performed by Deloitte & Touche LLP for Separate Account (B) must be separately pre-approved by the Audit Committee. The Audit Committee may also form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

All of the fees set forth above have been approved by the Audit Committee in accordance with its approval procedures.

The percentage of services described above related to Audit-Related Fees Allocated to Registrant, Tax Fees Allocated to Registrant, and All Other Fees Allocated to Registrant that were approved pursuant to the procedures contained in paragraph (C)(7)(i)(C) of Rule 2-01 of Regulation S-X were 100% in 2006 and 100% in 2005.

The following table discloses fees, including expenses reimbursed, billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates during the period indicated, to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing service to the Registrant during the stated periods.

	2006	2005
Audit Fees	$11,939,000	$13,673,000
Audit-Related Fees	$749,000	$364,000
Tax Fees	$0	$125,000
All Other Fees	$0	$0
Aggregate Non-Audit Fees	$0	$125,000

The Audit Committee of the Registrant considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing service to the Registrant is compatible with maintaining the principal accountant’s independence and determined that it was compatible.

Certain fees for 2005 have been adjusted to reflect additional amounts for audit and audit related services performed and billed subsequent to the issuance of the 2005 Certified Shareholder Report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

Item 6.	SCHEDULE OF INVESTMENTS

Information included in Item 1.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

Item 8.	PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

Item 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None.

Item 11.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b)under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

File the exhibits listed below as part of this Form.

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Continental Assurance Company Separate Account (B)

By (Signature and Title)	/s/ LYNNE GUGENHEIM
Lynne Gugenheim Secretary (Principal Executive Officer)

Date March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ D. CRAIG MENSE
D. Craig Mense Chief Financial Officer (Principal Financial Officer)

Date March 9, 2007

By (Signature and Title)	/s/ LYNNE GUGENHEIM
Lynne Gugenheim Secretary (Principal Executive Officer)

Date March 9, 2007